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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 14, 1997



                                 MARITRANS INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        1-9063                                       51-0343903 (I.R.S. Employer
 ---------------------                               ---------------------------
 (Commission File No.)                                    Identification No.)


One Logan Square, 26th Floor, Philadelphia, Pennsylvania          19103
--------------------------------------------------------        ----------
   (Address of Principal Executive Offices)                     (Zip Code)



                                 (215) 864-1200
             ------------------------------------------------------
              (Registrant's Telephone Number , Including Area Code)



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                                 Maritrans Inc.

                                      Index

                                                            Page Number

Item 2.           Acquisition of Assets.............................1

Item 7.           Exhibits..........................................2

Signature...........................................................3

Exhibit Index.......................................................4





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ITEM 2. ACQUISITION OF ASSETS.

     On July 25, 1997, Maritrans Inc. ("Maritrans") announced the signing of agreements to purchase six marine vessels from subsidiaries of Sun Company, Inc. ("Sun"). The purchase was completed by subsidiaries of Maritrans on October 14, 1997 for a total of $30.9 million. This purchase price was determined in an arms length transaction between Maritrans and Sun. Maritrans funded the acquisition from available cash and cash equivalents.

     Maritrans' acquisitions of the six vessels from Sun consisted of the following:

          The MT New York Sun, a 34,000 deadweight ton ("dwt") petroleum tanker that was on charter to the Military Sealift Command and will remain so in accordance with the terms of the charter. The vessel has been renamed the Allegiance. This transaction represents the acquisition of Sun's business with the Military Sealift Command, which is below the level of significance requiring audited financial statements of the predecessor company.

          The MT Philadelphia Sun, also a 34,000 dwt petroleum tanker, which had been utilized by Sun in its own service. This vessel has been renamed the Perseverance. Maritrans and Sun have entered into an agreement whereby Maritrans will charter the Perseverance to Sun for use in its lube oil trade.

          The tug Puerto Rico Sun and the barge Borinquen Sun and the tug Seminole Sun and the barge Caribe Sun, two tug and barge units which had been utilized by Sun in its Puerto Rico operations. These vessels will be renamed the Republic/Maritrans 61 and the Declaration/Maritrans 75, respectively. Maritrans and Sun have entered into agreements whereby Maritrans will charter these vessels to Sun for use in Sun's Puerto Rico operations.

     In 1996, Sun accounted for approximately 20% of Maritrans' revenues. No officers or directors of Maritrans or Sun serve as officers or directors of the other company.



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Item 7.  EXHIBITS


         No. 2.1 - Plan of Acquisition
                   Memorandums of Agreement:

         No. 2.1a- Memorandum of Agreement - MT New York Sun.

         No. 2.1b- Memorandum of Agreement - MT Philadelphia Sun.

         No. 2.1c- Memorandum of Agreement - Tug Puerto Rico Sun, Tug Seminole
                                             Sun, Barge Caribe Sun and Barge
                                             Borinquen Sun.


                                        2

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania on October 27, 1997.


Maritrans Inc.

By:


/s/  Walter T. Bromfield
--------------------------
     Walter T. Bromfield
  Controller and Treasurer




                                        3

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                                  EXHIBIT INDEX

Exhibit                                                            Page Number
-------                                                            -----------

2.1 Plan of Acquisition
       Memorandums of Agreement:

2.1a   Memorandum of Agreement - MT New York Sun.                       5-15

2.1b   Memorandum of Agreement - MT Philadelphia Sun.                  16-26

2.1c   Memorandum of Agreement - Tug Puerto Rico Sun, Tug Seminole     27-56
                                 Sun, Barge Caribe Sun and Barge
                                 Borinquen Sun.



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